Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
100001	1		It appears this loan will perform. The loan is due for 12/1/13; the last payment was received on 11/18/13. There is no evidence of delinquency during the review period.
100002	1		It appears that the loan will perform. The loan is due for 2/01/2014; the most recent payment received was on 1/07/2014. There is no evidence of a delinquency during the review period.
100003	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received 12/26/2013.  There is no evidence of delinquency.  Last contact was with authorized party XXX on 01/24/2014; third party called to inquire about a modification.  The third party was notified the loan is being handled by the litigation department and they would contact her regarding a modification.  The borrowers have suffered a curtailment of their income and need assistance to continue making timely payments.  A cease and desist letter was received and uploaded to the servicer's system 09/18/2013.  On 06/17/2013 the borrower called to advise that XXX had refinanced the loan without his signature.  Payments from March 2013 were incorrectly reversed but were correctly applied and credit reporting was adjusted accordingly.

100004	1
It appears the loan will perform.  The loan is due for 02/01/2014.  The last payment received was on 01/30/2014.  RFD was cited as death in family.  The loan was modified on 09/XX/2013 and has remained in good standing.  Comments evidence a dismissed Chapter 13, case number XXX; no additional information was provided.  The property inspection performed on 08/14/2013 failed to provide a property condition or occupancy status.

100005	1
It appears that the loan will perform.  The loan is next due for 02/01/2014 and the last payment made was on 02/10/2014.  Collection comments did not cite a reason for default.  The borrower was able to cure past delinquencies without the aid of loss mitigation.  The borrower filed bankruptcy prior to the review period; case XXX.  Relief was granted on 06/XX/2010.

100006	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 01/15/2014. Reason for delinquency is unknown. The loan is in collections. There is no evidence of active loss mitigation efforts.

100007	2	[2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer
It appears this loan will perform.  The loan is due for 02/01/2014; most recent payment received on 01/24/2014.  There is no evidence of delinquency.   Borrower filed a chapter 7 bankruptcy (case number XXX) on 06/XX/2013.  The bankruptcy was discharged without reaffirmation on 10/XX/2013.  Comment dated 09/27/2013 cites a previous bankruptcy (case number XXX) that was dismissed on 03/XX/2011.  Comment dated 09/25/2013 cites a request from the borrower for the original appraisal.  On 09/26/2013 an escalated complaint was received from borrower citing that they were a victim of fraudulent activity.  Borrowers' attorney point out discrepancies and when borrower spoke to the tax commissioner information received cites that nothing in the property area sold from more than $150,000.00.  Borrower also cited that the appraiser is no longer in business because of fraud activity and requested the servicer to look into it.  The final response to the complaint was cited on 10/22/2013 where that the appraisal was used for multiple transactions.  The borrower benefited from the use of that appraisal that was performed by a certified appraiser.  Borrower was able to refinance and consolidate additional debts with a lower interest rate. Comments reflect that borrower attorney doesn't agree with servicer's decision.

100008	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received on 01/17/2014. The reason for default was cited as servicing issue.  The loan was previously delinquent, brought current with modification on 07/XX/2013 and subsequently has remained in good standing.  Comments dated 03/12/2013 indicate that the borrower was advised by branch representative to not make the mortgage payment while in the process of pending refinance of loan. The refinance transaction never took place and borrower went into default. The borrower contacted the servicer and the issue was escalated to the research department where a credit stop was placed on the account pending loan modification. The borrower was approved for the loan mod on 07/XX/2013 with a first payment of 09/XX/2013.

100009	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/14; last payment was received on 02/05/14. Reason for default is loss of income. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

100010	2	[2] Currently Delinquent Mortgage
It appears the loan may perform with intervention.  The loan is due for 01/01/2014.  The last payment received was on 01/17/2014.  RFD is unknown.  Comments reflect no evidence of borrower contact or loss mitigation efforts attempted.

100011	1
It appears that the loan will perform.  The loan is due for 11/01/2013; last payment was received 11/01/2013.  Reason for default is cited as illness of mortgagor; borrower was in a car accident and spent time in the hospital. The loan fell delinquent in April and October of 2013; the borrower cured the delinquency without intervention. Last borrower contact was 06/17/2013 as per notes.  Skip tracing efforts have not been performed.  Commentary dated 05/02/2013 indicates the property is located in a FEMA-declared disaster area potentially impacted by Hurricane XXX; borrower claims property was affected but no claim was filed and no damages were reported.

100012	1
It appears that this loan will perform. The loan is due for 06/01/2014 and the last payment date is 04/29/2014. RFD is income curtailment. The borrower was laid off from his company, but was rehired as of 09/27/2013. There is no foreclosure activity noted. The borrower filed for Chapter 13 bankruptcy (XXX) on 01/XX/2012. The Chapter 13 was dismissed on 07/XX/2013 and the plan was confirmed on 06/XX/2012. The borrower applied for a loan modification and it was completed on 04/XX/2014. There is no evidence of delinquent taxes or title issues. There is no evidence of property damage. There is no BPO value listed in the commentary.

100013	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/10/2014.  The reason for default cited was servicing problems.  The servicer received a Cease & Desist letter from the borrower on 07/17/2013 (no evidence C&D has been removed).  The loan was brought current by a modification completed on 10/XX/2013. The borrower authorized XXX  in an attempt to aid in the modification process. On 09/XX/2013 the loan was approved for 5 year interest only modification and then reverting to original ARM terms.

100020	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; most recent payment was received on 03/07/2014.  Reason for delinquency is cited as curtailment of income. There are no active loss mitigation efforts being pursued at this time. Notes dated 04/04/2013 indicate an insurance claim was opened for date of loss 03/19/2013 due to wind damage. The insurance company, XXX, paid the claim in the amount of $9577.25 on 07/10/2013.  The insurance claim was closed on 10/24/2013 and the final draw was paid to the borrower on 10/11/2013.  An escrow analysis was performed on 01/18/2014. No updated property value has been given.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

100023	3	[3] Currently Delinquent Mortgage [3] Missing Mod1
It appears that the loan may perform with intervention.  The loan is due for 4/1/2014; most recent payment received was 3/29/2014.  Reason for default is marital difficulties.  The loan is in default.  The borrower declined assistance throughout the comments.  The loan was modified prior to the review period on 3/XX/2011 and had defaulted. Skip tracing efforts had been performed.  An exterior BPO had not been performed.

100024	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy
It appears that the loan will perform with intervention. The loan is due for 05/01/2012; last payment was received on 02/12/2013. The reason for default was cited as illness in the family. The loan is in foreclosure (FC); referred to attorney on 11/XX/2013. The FC is presently on hold for chapter (13) bankruptcy (BK-Case # not provided); filed 03/XX/2014, under plan. There is also evidence of a prior BK (no details provided); filed 06/XX/2012 and dismissed as a result of MFR on 03/XX/2013. Comments made 06/01/2012 reflect that the borrower called for modification update and stated they "would file BK to avoid FC sale of subject property." Most recent comments dated 03/18/2014 reflect that the account is under review for loan modification, pending missing financial documentation from the borrower. Comments dated 08/14/2013 indicate that the borrower intends to retain property. A BPO was ordered on 03/12/2014; however no value was indicated in commentary provided.

100025	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 11/01/2013; most recent payment was received on 10/31/2013. Reason for default is unemployment. The loan is in collections with no foreclosure activity. Comments reflect the borrower expects to be employed again on 05/05/2014 and will be applying for a loan modification at that time. The loan was previously referred to legal counsel on 03/XX/2011; foreclosure proceedings were placed on hold for loss mitigation efforts on 08/XX/2012. Comments indicate a trial plan was successfully completed on 11/XX/2012 and a HAMP modification took effect on 12/XX/2012. The foreclosure file was closed and billed on 12/XX/2012.

100026	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 06/20/13; most recent payment was made on 06/15/13.  Reason for default is cited as curtailment of income. The loan is currently in foreclosure; file was referred on 10/XX/2013 and no steps have been completed since that time. Notes dated 04/23/14 indicate the borrower was approved for a HAMP trial payment plan. Skip tracing efforts are evident. A property inspection and BPO were ordered on 03/14/14. No updated property value has been given. There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.